FIRST EAGLE FUNDS
___________________________________________
          Annual Report -- October 31, 2002



                                       [ART]






                                                        [FIRST EAGLE FUNDS ART]
___________________________________________

                          FIRST EAGLE FUND OF AMERICA
                       ANNUAL REPORT -- OCTOBER 31, 2002

Dear Fellow Investors:

    First Eagle Fund of America ended its fiscal year period on October 31, 2002. Its net asset value decreased -- 4.21%, adjusted for distributions for the period from November 1, 2001 through October 31, 2002, while the unmanaged Standard & Poor's 500 Stock Index, adjusted for distributions, decreased -- 15.07% for the same period.

    The last several months witnessed the most severe decline in broad equity markets since the Crash of 1987. Equity indices in the U.S. have declined roughly 20% since the beginning of the year, and have lost nearly 50% of their value since reaching their March 2000 highs. The NASDAQ has lost 80% of its value over the past two years. The performance of equities during this period is only rivaled in severity by the declines associated with the Great Depression. Equity markets reflected a conflagration of factors including: deflationary pricing conditions, anemic corporate capital spending, ongoing revelations of corporate abuse and mismanagement, deteriorating Federal budget and financial outlook, over-leveraged corporate balance sheets, weakening consumer confidence, and the threat of war in Iraq. In addition, deterioration in European economic conditions, the deflationary spiral in Japan and its government's incapacity to address the crisis, financial collapse in Argentina and the threat to financial stability in other Latin American economies, particularly Brazil, and a significant increase in oil prices, all served to weaken global markets. These conditions individually possess significant risks, but in the aggregate, they exact a devastating toll on investor confidence and economic activity.

    The stimulative effect of low interest rates on mortgage refinancing activity and the extraordinary financial incentives provided by automotive companies to generate sales continue to sustain a stable, albeit non-accelerating, level of economic activity. We anticipate that the impact of the current wave of refinancing on the fourth quarter and early 2003 economic performance will be significant. The average length of maturity of the underlying mortgages being refinanced suggests that this round of refinancing will result in extraordinary levels of 'cash out.' History suggests a high statistical correlation between the amount of 'cash out' and consumer spending; estimates of the amount range as high as $250 billion. Because refinance activity has been so robust, the length of the refinance cycle has been lengthened materially by the delay in processing the enormous number of applications. The wave of re-financing that began in August will affect economic activity positively as this surge of cash reaches consumer hands late in the year.

    Hopefully, this resurgence of economic activity will be sufficient to stimulate a self-sustaining recovery as we progress into 2003. As in previous economic recoveries and expansions, the replenishment of inventories should begin the virtuous cycle of improved corporate profitability, optimism and capital outlays. Consequently we believe that the recovery will gain traction, provide for a gradual resurgence of business confidence, and result in an improved equity market outlook. Further, while we recognize the uncomfortable degree of uncertainty associated with the threat of invasion of Iraq, we view the prospect of war as temporary, if not truly regrettable, and once resolved will be greeted with the appropriate degree of relief. Additionally, the war premium built into oil prices appears significant given continued anemic global economic activity. Resolution of the Iraq situation, in addition to eliminating the attendant risks posed by war, could lead to a significant decline in oil and energy prices, providing yet another boost to both the consumer and industrial outlook.

    The greatest risk to the domestic equity market is the re-emergence of a recession in the U.S. -- the so-called 'double-dip.' Although this risk appears to be discounted in equity valuations, the unforeseen consequences in the real economy, which might arise as a result of increasing levels of unemployment, cannot be underestimated. Already the strain of excess capacity and over-leveraged balance sheets in many industrial sectors dampens the outlook for corporate profitability, increased capital outlays and overall economic expansion. The economic and financial after-shocks associated with the implosion of the speculative bubble continue to pervade and depress economic conditions.

    The top performer for the year in First Eagle Fund of America was Mandalay Resort Group, one of the largest hotel-casino operators in the United States. The firm issued news that on-line bookings grew by more than 25% in the first half of fiscal 2003 and free cash flow could rise to $6 a share by fiscal 2004, up from $3.88 per share in fiscal 2002. Our next best performer was Ball Corp., which manufactures metal and plastic packaging for the food and beverage industry, and supplies aerospace and other technologies to the defense sector. Ball

Corp. announced the acquisition of Schmalback-Lubeca AG, the second largest beverage can company in Europe. This transaction will be accretive to both earnings and cash flow and will give the company access to faster growing markets. Another strong performer was International Game Technology, a designer and manufacturer of computerized casino gaming products and systems. The firm reported strong earnings as well as expectations that potential new gaming markets both here and abroad will benefit the company. One of our poorest performers for the year was Georgia-Pacific Corp., one of the world's leading manufacturers of paper and packaging products. Georgia-Pacific Corp. announced that due to weak market conditions and tough times in their building products segment, they would delay their plans to break out their consumer products and packaging businesses into a new company. The Fund's performance also suffered from the decline of several of its holdings in the biotechnology industry including Celera Genomics Group-Applera Corp. and Biogen Inc.

    With the outlook so bleak, perceived dangers so high, investor sentiment and financial markets so depressed, we instinctively believe that a market bottom is being reached. Beyond instinct it appears to us that economic conditions, while not robust, can be reasonably expected to improve. By focusing on individual company analysis rather than macro-economic conditions, we continue to find many investment opportunities that present attractive corporate dynamics and valuation characteristics. The earnings and free cash flow yield on many of the stocks we own provide compelling valuation and return opportunities. We recognize that investor equity return expectations must be adjusted downward secularly in response to the absence of inflation. We share the concerns of those doubting the restoration of investor confidence in equity securities as a store of wealth. However when companies demonstrate tangible improvement in financial performance and the economy strengthens, faith will be restored in equities.

Thank you for your continued confidence.

Your Investment Team at
Arnhold and S. Bleichroeder Advisers, Inc.

December 2002

FIRST EAGLE FUND OF AMERICA
OCTOBER 31, 2002

                               -----------------
                                 FUND OVERVIEW

The First Eagle Fund of America is a non-diversified U.S. equity fund with a unique event-driven bias. The Fund focuses on identifying companies poised to benefit from change that the market has not yet recognized. It seeks capital appreciation with above-average long-term returns.

-----------------------------
 PERFORMANCE COMPARISON:


              AVERAGE ANNUAL RATES OF RETURN AS OF OCTOBER 31, 2002

                                                  ONE-YEAR   FIVE-YEAR   TEN-YEAR
                                                  --------   ---------   --------
First Eagle Fund of America (Y Shares).            (4.21%)     7.30%      14.98%
Standard & Poor's 500 Stock Index...............   (15.07%)    0.71%       9.86%


                          [LINE GRAPH]

              Growth of a $10,000 Initial Investment

             First Eagle Fund              Standard & Poor's
               of America               500 Stock Index w/Income
10/31/92        $10,000                          $10,000
10/31/93        $13,521                          $11,489
10/31/94        $14,028                          $11,929
10/31/95        $17,051                          $15,078
10/31/96        $21,673                          $18,708
10/31/97        $28,386                          $24,710
10/31/98        $33,836                          $30,139
10/31/99        $37,921                          $37,868
10/31/00        $40,217                          $40,161
10/31/01        $42,143                          $30,140
10/31/02        $40,371                          $25,599

Performance is historical and is not indicative of future results. The Fund's results assume reinvestment of all dividends and distributions. The Standard & Poor's 500 Stock Index is a widely recognized unmanaged index of the stock of 500 U.S. companies.

---------------------------------------
TOP 10 HOLDINGS
Packaging Corp. of America        4.04%
General Dynamics Corp.            3.59%
Manor Care Inc.                   3.54%
Yum! Brands Inc.                  3.52%
American Standard Cos. Inc.       3.43%
Ball Corp.                        3.24%
Tenet Healthcare Corp.            2.89%
Storage Technology Corp.          2.82%
Biogen Inc.                       2.82%
International Game Technology     2.62%

--------------------------------------
ASSET ALLOCATION

U.S. Stocks and Options          78.21%
U.S. Dollar Cash and
Equivalents                      21.79%

--------------------------------------
TOP 5 SECTORS

Industrials                      23.14%
Health Care Services             16.48%
Consumer Discretionary           11.15%
Materials                         9.42%
Biotechnology                     8.62%

The Fund's portfolio composition is subject to change at any time.

                          FIRST EAGLE FUND OF AMERICA
                            SCHEDULE OF INVESTMENTS
                                October 31, 2002

                                                                   MARKET
  SHARES                                             COST          VALUE
----------------------------------------------------------------------------
COMMON STOCK (80.70%)
BIOTECHNOLOGY (8.62%)
   369,600   Biogen Inc.*'D'                     $ 17,476,253   $ 13,560,624
   231,100   Cephalon Inc.*'D'                     12,425,809     11,617,397
   316,500   Genzyme Corp.*'D'                      6,978,615      8,814,525
   263,800   Celgene Corp.*'D'                      4,440,959      5,843,170
   202,300   Celera Genomics Group -- Applera
             Corp.*                                 5,664,683      1,666,952
                                                 ------------   ------------
                                                   46,986,319     41,502,668
CONSUMER DISCRETIONARY (11.15%)
   751,400   Yum! Brands Inc.*'D'                  14,378,708     16,929,042
   167,900   International Game Technology*'D'      5,413,133     12,627,759
   223,000   Dean Foods Co.*'D'                     8,740,105      8,360,270
   428,300   Mattel Inc.'D'                         5,931,816      7,863,588
   413,650   Darden Restaurants Inc.'D'             8,412,860      7,851,077
                                                 ------------   ------------
                                                   42,876,622     53,631,736
ENERGY (0.98%)
   105,700   Anadarko Petroleum Corp'D'             5,639,095      4,707,878
                                                 ------------   ------------
FINANCIAL (1.92%)
    89,700   SLM Corp.'D'                           5,976,933      9,215,778
                                                 ------------   ------------
HEALTH CARE SERVICES (16.48%)
   861,400   Manor Care Inc.*'D'                   18,702,774     17,029,878
   483,100   Tenet Healthcare Corp.*'D'            17,149,704     13,889,125
   222,600   C.R. Bard, Inc.'D'                    12,030,388     12,450,018
   260,700   Oxford Health Plans Inc.*'D'          10,530,085      9,270,492
   122,800   AmerisourceBergen'D'                   7,482,622      8,737,220
   472,954   Viasys Healthcare Inc.*                8,119,262      7,605,100
   232,100   Invitrogen Corp.*'D'                   7,531,417      6,457,022
   130,500   Guidant Corp.*'D'                      5,099,510      3,858,885
                                                 ------------   ------------
                                                   86,645,762     79,297,740
INDUSTRIALS (23.14%)
   218,400   General Dynamics Corp.'D'             16,570,531     17,281,991
   247,700   American Standard Cos. Inc.*'D'       11,853,539     16,521,590
   263,200   L-3 Communications Holdings
             Inc.*'D'                               8,806,989     12,370,400
   820,600   Tyco International Ltd.'D'            12,908,153     11,865,876
   197,250   Alliant Techsystems*'D'                9,614,116     11,864,588
   443,100   Waste Management Inc.'D'               9,420,407     10,200,162
   247,950   Dun & Bradstreet Corp.*                4,333,867      9,062,573
   372,300   Equifax Inc.                           6,794,512      8,771,388
   222,800   Cooper Industries, Ltd.,
             Class `A'D'                            6,821,057      7,015,972
   284,400   Rockwell Collins, Inc.'D'              5,365,084      6,407,532
                                                 ------------   ------------
                                                   92,488,255    111,362,072

See Notes to Financial Statements.
                                       5

                                                                   MARKET
  SHARES                                             COST          VALUE
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY (7.68%)
   768,400   Storage Technology Corp.*           $ 11,688,268   $ 13,585,312
   343,500   Millipore Corp.'D'                    13,258,726     11,682,435
   402,000   Thermo Electron Corp.*                 7,223,012      7,392,780
   111,900   Amphenol Corp.*'D'                     3,822,075      4,308,150
                                                 ------------   ------------
                                                   35,992,081     36,968,677
MATERIALS (9.42%)
 1,117,900   Packaging Corp. of America*'D'        17,795,522     19,429,102
   322,300   Ball Corp.'D'                          9,557,372     15,608,989
   203,100   Eastman Chemical Co.'D'                8,201,808      7,380,654
   239,300   Georgia-Pacific Corp.                  6,073,745      2,919,460
                                                 ------------   ------------
                                                   41,628,447     45,338,205
TELECOMMUNICATION SERVICES (1.31%)
   401,300   IDT Corp.*                             6,888,506      6,300,410
                                                 ------------   ------------
             TOTAL COMMON STOCK                   365,122,020    388,325,164
                                                 ------------   ------------
PREFERRED STOCK (0.61%)
     1,200   Tidewater Holdings Inc. Ser. A
             Conv.*'D''D'                           1,200,000      1,200,000
    67,777   Assistive Technology Inc.
             Ser. E-1*'D''D'                          883,921        883,921
    51,966   Assistive Technology Inc.
             Ser. E-2*'D''D'                          500,000        500,000
    26,057   Assistive Technology Inc.
             Ser. F*'D''D'                            342,000        342,000
                                                 ------------   ------------
             TOTAL PREFERRED STOCK                  2,925,921      2,925,921
                                                 ------------   ------------
WARRANTS (0.00%)
     9,873   Assistive Technology Inc.*'D''D'             382            382
    37,234   Assistive Technology Inc.
             Ser. E-1*'D''D'                               --             --
                                                 ------------   ------------
             TOTAL WARRANTS                               382            382
                                                 ------------   ------------
OTHER INVESTMENTS (0.06%)
        16   Euro Outlet Malls, L.P.'D''D'                 --        300,000
                                                 ------------   ------------
             TOTAL INVESTMENTS                    368,048,323    391,551,467
                                                 ------------   ------------

See Notes to Financial Statements.
                                       6

                                                                MARKET
 PRINCIPAL                                        COST          VALUE
-------------------------------------------------------------------------
SHORT TERM INVESTMENTS (22.26%)
$ 2,500,000   United States Treasury Bill
               1.63% due 11/14/02             $  2,498,573   $  2,498,495
  3,500,000   United States Treasury Bill
               1.63% due 11/21/02                3,497,025      3,496,900
  3,000,000   United States Treasury Bill
               1.61% due 12/05/02                2,995,552      2,995,656
  3,500,000   United States Treasury Bill
               1.645% due 12/12/02               3,493,622      3,494,137
  2,000,000   United States Treasury Bill
               1.66% due 12/19/02                1,995,867      1,995,841
 15,100,000   United States Treasury Bill
               1.61% due 12/26/02               15,064,178     15,064,110
 17,700,000   United States Treasury Bill
               1.54% due 1/02/03                17,654,275     17,657,024
 20,800,000   United States Treasury Bill
               1.585% due 1/09/03               20,740,716     20,744,984
 10,100,000   United States Treasury Bill
               1.63% due 1/16/03                10,066,729     10,070,144
  4,500,000   United States Treasury Bill
               1.665% due 1/23/03                4,483,400      4,485,371
 24,700,000   United States Treasury Bill
               1.55% due 1/30/03                24,612,340     24,614,168
                                              ------------   ------------
              TOTAL SHORT TERM INVESTMENTS     107,102,277    107,116,830
                                              ------------   ------------
 CONTRACTS
-------------------------------------------------------------------------
COVERED CALL OPTIONS WRITTEN (-3.16%)
        720   Alliant Techsystems
               @ $56.625 exp. Nov. 2002                          (518,400)
        595   Alliant Techsystems
               @ $66.625 exp. Jan. 2002                          (285,600)
      1,186   American Standard Cos. Inc.
               @ $70 exp. Nov. 2002                              (166,040)
        212   American Standard Cos. Inc.
               @ $70 exp. Dec. 2002                               (53,000)
        248   American Standard Cos. Inc.
               @ $75 exp. Dec. 2002                               (22,940)
      1,228   AmerisourceBergen
               @ $65 exp. Nov. 2002                              (828,900)
        560   Amphenol Corp.
               @ $35 exp. Nov. 2002                              (215,600)
        324   Amphenol Corp.
               @ $40 exp. Dec. 2002                               (62,370)
        235   Amphenol Corp.
               @ $40 exp. Jan. 2002                               (62,275)
        468   Anadarko Petroleum Corp.
               @ $45 exp. Jan. 2002                              (140,400)
        589   Anadarko Petroleum Corp.
               @ $50 exp. Jan. 2002                               (79,515)

See Notes to Financial Statements.
                                       7

                                                                MARKET
CONTRACTS                                                       VALUE
-------------------------------------------------------------------------
      1,656   Ball Corp.
               @ $45 exp. Nov. 2002                          $   (662,400)
      1,030   Ball Corp.
               @ $50 exp. Nov. 2002                               (87,550)
        537   Ball Corp.
               @ $50 exp. Feb. 2002                              (193,320)
      1,194   Biogen Inc.
               @ $35 exp. Jan. 2002                              (543,270)
        405   Biogen Inc.
               @ $40 exp. Jan. 2002                               (87,075)
        264   Celgene Corp.
               @ $17.50 exp. Jan. 2002                           (142,560)
         95   Cephalon Inc.
               @ $45 exp. Jan. 2002                               (83,125)
        773   Cephalon Inc.
               @ $50 exp. Jan. 2002                              (401,960)
      2,228   Cooper Industries
               @ 35 exp. Jan. 2002                               (256,220)
        836   C.R. Bard, Inc.
               @ $55 exp. Nov. 2002                              (152,570)
        514   C.R. Bard, Inc.
               @ $55 exp. Dec. 2002                              (155,485)
        448   C.R. Bard, Inc.
               @ $55 exp. Jan. 2002                              (161,280)
        428   C.R. Bard, Inc.
               @ $60 exp. Jan. 2002                               (60,990)
      1,024   Darden Restaurants Inc.
               @ $20 exp. Jan. 2002                              (143,360)
      3,112   Darden Restaurants Inc.
               @ $25 exp. Jan. 2002                               (93,360)
        369   Dean Foods Co.
               @ $37.50 exp. Dec. 2002                            (80,258)
      1,861   Dean Foods Co.
               @ $40 exp. Dec. 2002                              (181,448)
        406   Eastman Chemical Corp.
               @ $40 exp. Nov. 2002                                (6,090)
        812   Eastman Chemical Corp.
               @ $40 exp. Dec. 2002                               (52,780)
        546   General Dynamics Corp.
               @ $80 exp. Nov. 2002                               (92,820)
      1,089   General Dynamics Corp.
               @ $85 exp. Nov. 2002                               (38,115)
        549   General Dynamics Corp.
               @ $90 exp. Jan. 2002                               (87,840)
        503   Genzyme Corp.
               @ $27.50 exp. Nov. 2002                            (88,025)
        317   Genzyme Corp.
               @ $22.50 exp. Jan. 2002                           (217,145)
        950   Genzyme Corp.
               @ $25 exp. Jan. 2002                              (479,750)
        821   Genzyme Corp.
               @ $30 exp. Jan. 2002                              (205,250)

See Notes to Financial Statements.
                                       8


                                                                MARKET
CONTRACTS                                                       VALUE
-------------------------------------------------------------------------
        317   Genzyme Corp.
               @ $32.5 exp. Jan. 2002                        $    (50,720)
        361   Guidant Corp.
               @ $40 exp. Dec. 2002                               (75,810)
        702   Guidant Corp.
               @ $40 exp. Jan. 2002                               (21,060)
      1,511   International Game Technology
               @ $65 exp. Jan. 2002                            (1,858,530)
        168   International Game Technology
               @ $70 exp. Jan. 2002                              (141,960)
      2,321   Invitrogen Corp.
               @ $35 exp. Nov. 2002                               (46,420)
      2,632   L-3 Communications Holdings
               Inc. @ $50 exp. Jan. 2002                         (776,440)
        897   Manor Care Inc.
               @ $20 exp. Nov. 2002                               (89,700)
      1,655   Manor Care Inc.
               @ $25 exp. Nov. 2002                               (41,375)
      2,088   Manor Care Inc.
               @ $27.50 exp. Nov. 2002                            (52,200)
        861   Manor Care Inc.
               @ $20 exp. Dec. 2002                              (131,302)
      1,280   Manor Care Inc.
               @ $20 exp. Feb. 2002                              (281,600)
        504   Mattel Inc.
               @ $17.50 exp. Nov. 2002                            (59,220)
      1,024   Mattel Inc.
               @ $15 exp. Jan. 2002                              (384,000)
        714   Mattel Inc.
               @ $17.50 exp. Jan. 2002                           (135,660)
        250   Millipore Corp.
               @ $30 exp. Dec. 2002                              (122,500)
        204   Millipore Corp.
               @ $35 exp. Jan. 2002                               (46,920)
        261   Oxford Health Plans Inc.
               @ $42.50 exp. Nov. 2002                             (5,220)
        592   Oxford Health Plans Inc.
               @ $47.50 exp. Nov. 2002                             (2,960)
         26   Oxford Health Plans Inc.
               @ $50 exp. Nov. 2002                                  (130)
        521   Oxford Health Plans Inc.
               @ $42.50 exp. Jan. 2002                            (52,100)
        261   Oxford Health Plans Inc.
               @ $47.50 exp. Jan. 2002                             (9,135)
        974   Packaging Corp. of America
               @ $20 exp. Jan. 2002                               (31,655)
      1,172   Rockwell Collins, Inc.
               @ $17.50 exp. Jan. 2002                           (627,020)
      1,672   Rockwell Collins, Inc.
               @ $22.50 exp. Jan. 2002                           (330,220)
        897   SLM Corp.
               @ $95 exp. Jan. 2002                            (1,067,430)

See Notes to Financial Statements.
                                       9

                                                                MARKET
CONTRACTS                                         COST          VALUE
-------------------------------------------------------------------------
      2,296   Tenet Healthcare Corp.
               @ $46.625 exp. Nov. 2002                      $    (51,660)
        805   Tenet Healthcare Corp.
               @ $45 exp. Jan. 2002                               (64,400)
        582   Tenet Healthcare Corp.
               @ $50 exp. Jan. 2002                               (14,550)
        821   Tyco International Ltd.
               @ $15 exp. Dec. 2002                               (94,415)
      1,125   Tyco International Ltd.
               @ $12.50 exp. Jan. 2002                           (348,750)
      1,416   Tyco International Ltd.
               @ $15 exp. Jan. 2002                              (240,720)
      1,387   Tyco International Ltd.
               @ $17.50 exp. Jan. 2002                           (104,025)
        890   Yum! Brands Inc.
               @ $30 exp. Nov. 2002                                (4,450)
      1,548   Yum! Brands Inc.
               @ $22.50 exp. Jan. 2002                           (317,340)
      2,034   Yum! Brands Inc.
               @ $25 exp. Jan. 2002                              (203,400)
        983   Yum! Brands Inc.
               @ $30 exp. Jan. 2002                               (19,660)
      1,108   Waste Management Inc. @ $25
               exp. Jan. 2002                                    (110,800)
                                                             ------------
              TOTAL COVERED CALL OPTIONS WRITTEN
               (PREMIUM $23,095,141)                          (15,204,543)
                                                             ------------
              TOTAL INVESTMENT
               PORTFOLIO (100.47%)            $452,055,459**  483,463,754**
                                              ------------
                                              ------------
              Liabilities in excess of other
                 assets (-0.47%)                               (2,280,980)
                                                             ------------
              NET ASSETS (100.00%)                           $481,182,774
                                                             ------------
                                                             ------------
               * Non-income producing security
              ** The cost of investments owned at October 31, 2002 for
                 federal tax purposes was $454,851,981. Net unrealized
                 appreciation aggregated $28,611,773, of which
                 $57,649,559 related to appreciated securities and
                 $29,037,786 related to depreciated securities.
             'D' At October 31, 2002, a portion of this security was
                 segregated to cover collateral requirements for options.
          'D''D' Restricted security priced at fair value by the
                 Valuation Committee of the Board of Trustees. Represents
                 ownership interest in a security which has not been
                 registered with the Securities and Exchange
                 Commission under the Securities Act of 1933.
                 Information concerning each restricted security
                 holding on October 31, 2002 is shown below:

             Security                                         Acquisition Date      Cost
             ------------------------------------------------------------------------------
             Assistive Technology Inc. Ser. E-1                   10/31/95       $  883,921
             Assistive Technology Inc. Ser. E-2                   12/19/96          500,000
             Assistive Technology Inc. Ser. F                     12/07/01          342,000
             Assistive Technology Inc. Warrants                   10/21/98              382
             Assistive Technology Inc. Ser. E-1 Warrants          10/21/98
             Euro Outlet Malls, L.P.                              12/30/94           --
             Tidewater Holdings Inc. Ser. A Conv. Pfd. Stock       7/09/96        1,200,000

See Notes to Financial Statements.
                                       10

                          FIRST EAGLE FUND OF AMERICA
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2002

ASSETS:
   Investments -- Cost                                        $368,048,323
   Short-term investments -- Cost                              107,102,277
                                                              ------------
                                                              ------------

   Investments, at value                                       391,551,467
   Short-term investments, at value                            107,116,830
   Cash                                                            113,591
   Dividends and interest receivable                               124,485
   Receivable for Fund shares sold                                 981,837
   Receivable for investments sold                               5,626,119
                                                              ------------
   TOTAL ASSETS                                                505,514,329
                                                              ------------

LIABILITIES:
   Options written at value* (note 3)                           15,204,543
   Payable for investments purchased                             6,721,950
   Payable for Fund shares redeemed                              1,748,013
   Management fee payable                                          396,565
   Accrued operating expenses                                      260,484
                                                              ------------
   TOTAL LIABILITIES                                            24,331,555
                                                              ------------
   NET ASSETS                                                 $481,182,774
                                                              ------------
                                                              ------------
Net Assets were comprised of:
   Par value of capital shares (note 4)                       $    247,255
   Capital paid in excess of par value (note 4)                452,418,835
   Net unrealized appreciation of investments and written
    options transactions                                        31,408,295
   Accumulated net realized loss on investments and written
    options transactions                                        (2,891,611)
                                                              ------------
   NET ASSETS                                                 $481,182,774
                                                              ------------
                                                              ------------

SHARES OUTSTANDING
   Class Y                                                      24,296,643
   Class C                                                         332,473
   Class A                                                          96,412
NET ASSET VALUE PER SHARE:
   Class Y (and redemption price)                                   $19.47
   Class C**                                                        $18.73
   Class A                                                          $19.29

 * Premiums received for First Eagle Fund of America were $23,095,141.

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

See Notes to Financial Statements.

                          FIRST EAGLE FUND OF AMERICA
                            STATEMENT OF OPERATIONS
                      For the year ended October 31, 2002

INVESTMENT INCOME:
   Dividend income                                            $  2,138,351
   Interest income                                                 930,788
                                                              ------------
      TOTAL INVESTMENT INCOME                                    3,069,139
                                                              ------------
EXPENSES:
   Management fee (note 2)                                       4,478,584
   Services fee (note 2)                                         1,119,642
   Transfer agent fees                                             566,937
   Legal fees                                                      138,952
   Accounting fees                                                  93,729
   Custodian fees                                                   87,930
   Trustee fees                                                     62,768
   Printing fees                                                    61,281
   Audit and tax fees                                               57,307
   Registration fees                                                55,254
   Distribution fees (note 2)                                       51,111
   Miscellaneous fees                                               34,265
                                                              ------------
      TOTAL EXPENSES                                             6,807,760
                                                              ------------

   NET INVESTMENT LOSS                                          (3,738,621)
                                                              ------------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND WRITTEN
 OPTIONS TRANSACTIONS:
   Net Realized Loss from:
    Investment transactions                                    (14,821,929)
    Written Options Transactions                                13,436,874
                                                              ------------
   NET REALIZED LOSS                                            (1,385,055)
                                                              ------------
Change in Net Unrealized Appreciation of Investments and
 Written Options Transactions:
    Beginning of year                                           48,179,163
    End of year                                                 31,408,295
                                                              ------------
DECREASE IN NET UNREALIZED APPRECIATION                        (16,770,868)
                                                              ------------
NET LOSS ON INVESTMENTS AND WRITTEN OPTIONS TRANSACTIONS       (18,155,923)
                                                              ------------
DECREASE IN NET ASSETS FROM OPERATIONS                        $(21,894,544)
                                                              ------------
                                                              ------------

See Notes to Financial Statements.

                          FIRST EAGLE FUND OF AMERICA
                      STATEMENTS OF CHANGES IN NET ASSETS
           For the years ended October 31, 2002 and October 31, 2001

                                           2002               2001
OPERATIONS:
 Net investment loss                   $ (3,738,621)      $  (1,198,046)
 Net realized (loss)/gain                (1,385,055)         18,586,775
 Decrease in net unrealized
   appreciation                         (16,770,868)         (1,345,188)
                                       ------------       -------------
 (DECREASE)/INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS            (21,894,544)         16,043,541
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                      (11,006,881)         (2,740,380)
                                       ------------       -------------
 DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS        (11,006,881)         (2,740,380)
FUND SHARE TRANSACTIONS (NOTE 4):
 Net proceeds from sale of shares       177,232,224         105,743,505
 Net asset value of shares issued for
   reinvestment of capital gains          9,388,180           2,299,097
 Cost of shares redeemed                (72,466,387)       (106,556,969)
                                       ------------       -------------
 INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                   114,154,017           1,485,633
                                       ------------       -------------
INCREASE IN NET ASSETS                   81,252,592          14,788,794
NET ASSETS:
 Beginning of year                      399,930,182         385,141,388
                                       ------------       -------------
 END OF YEAR                           $481,182,774       $ 399,930,182
                                       ------------       -------------
                                       ------------       -------------

See Notes to Financial Statements.

                               FIRST EAGLE FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES -- First Eagle Funds, a Delaware business trust (the 'Trust'), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of a single portfolio, First Eagle Fund of America (the 'Fund'). Effective December 31, 2002 the Fund will be reorganized as a portfolio of First Eagle Funds, Inc. This should result in no changes to the Fund's investment practices or to the individuals responsible for managing the Fund's investments. The Fund offers Class Y, Class C, and Class A shares (inception November 19,
1998). All classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own distribution and/or service plan, and has exclusive voting rights with respect to matters affecting only that class.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Equity securities listed on the NASDAQ National Market System are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees. A Valuation Committee of the Board of Trustees has been established to determine the value of such securities after consultation with the Trust's investment adviser.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses on security transactions are determined based on the specific identification method. Discounts and premiums on purchases of investments are accreted and amortized, respectively, as adjustments to interest income and cost of securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

In November 2000 the American Institute of Certified Public Accountants ('AICPA') issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the 'Guide'). The revised Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and discounts on fixed income securities on a scientific basis. The Fund was required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment, effective November 1, 2001, was to increase or decrease accumulated net investment income with an offsetting increase or decrease to accumulated unrealized appreciation (depreciation) on investments. This adjustment therefore, had no effect on the net assets of the Fund.

OPTIONS: In order to produce incremental earnings or protect against changes in the value of portfolio securities, a Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. The Fund may also use options for speculative purposes, although it does not employ options for this purpose at the present time. The Fund will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sales of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required. At October 31, 2002, the Fund had a capital loss carryforward of $95,089 to offset future capital gain net income. Such carryforward, if unused will expire on October 31, 2010.

As of October 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:


Accumulated net realized loss on
investments and written options
transactions                               $   (95,089)
Unrealized appreciation/(depreciation)      28,611,773
                                           -----------
                                           $28,516,684
                                           -----------
                                           -----------

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales and straddles.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, and distribution of net realized gain from investment transactions, if any, will be made annually. The Fund records dividends and distributions to its shareholders on the record date. The Fund designates $10,957,543 as an amount distributed during the fiscal year ended October 31, 2002 as capital gain dividends.

E. ESTIMATES AND ASSUMPTIONS -- Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause results to differ from these amounts.

F. RECLASSIFICATION OF CAPITAL ACCOUNTS -- On the statement of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus accounting principles generally accepted in the United States of America, such as the treatment of net operating losses and partnership income, a reclassification of $3,738,621 has been made to increase undistributed net investment income, $1,292,204 has been made to increase accumulated net realized gain on investments, written options transactions, and a decrease of $5,030,825 has been made to capital paid in excess of par value for the Fund.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT -- Arnhold and
S. Bleichroeder Advisers, Inc. (the 'Adviser'), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ('ASB'), manages the Trust. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the 'Advisory Agreement') an annual advisory fee of 1.00% of the average daily net assets of the Fund. (Effective
December 10, 2002, Iridian Asset Management LLC was approved by shareholders of the Fund to serve as investment sub-advisor to the Fund. No change in the individuals responsible for managing the Fund's investment or in advisory fees payable from the assets of the Fund is anticipated as a result of this appointment.)

Arnhold and S. Bleichroeder, Inc. (the 'Distributor') serves as the distributor of the Trust's Class Y, Class C, and Class A shares. (Effective December 5, 2002, the First Eagle Funds Distributors division of ASB Securities, Inc., a wholly owned subsidiary of ASB, became the Trust's successor Distributor.) The Distributor receives an annual services fee at the annual rate of 0.25% of each portfolio's daily net assets payable monthly, pursuant to a Distribution and Services Agreement which was approved by the Board of Trustees, to cover expenses incurred by ASB for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions.

Shareholders pay the distributor a contingent deferred sales charge ('CDSC') of 1.00% on Class C shares which applies if redemption occurs within the first year of purchase. In addition, the Fund also pays a distribution fee (12b-1) with respect to Class C shares and Class A shares calculated at the annual rate of 0.75% and 0.25% respectively, of the average daily net assets. For the year ended October 31, 2002, total 12b-1 fees for Class C shares and Class A shares were as follows:

                                                     Class C   Class A
                                                     -------   -------
First Eagle Fund of America                          $46,821   $4,290

NOTE 3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term investments), during the year ended October 31, 2002 were as follows:

                                           Purchases        Sales
                                           ---------        -----
First Eagle Fund of America               $358,493,589   $215,117,432

For the year ended October 31, 2002 First Eagle Fund of America had the following written options transactions:

                                     Number of Contracts     Premium
                                     -------------------     -------
Options outstanding at
 October 31, 2001                           52,899         $ 22,696,803
Options written                            332,710          105,192,706
Options exercised                          (26,009)         (10,304,058)
Options expired/closed                    (291,608)         (94,490,310)
                                          --------         ------------
Options outstanding at
 October 31, 2002                           67,992         $ 23,095,141
                                          --------         ------------
                                          --------         ------------

As of October 31, 2002, portfolio securities valued at $244,988,367 were segregated to cover collateral requirements for options.

For the year ended October 31, 2002, the First Eagle Fund of America paid brokerage commissions on securities transactions of $2,313,573 of which $25,470 was paid to ASB.

NOTE 4. CAPITAL SHARES -- The Declaration of the Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. The Trust has established Class Y, Class C, and Class A shares. Each share of a class represents an identical interest in the portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each portfolio were as follows:

                              Year ended                   Year ended
                           October 31, 2002             October 31, 2001
                           ----------------             ----------------
                         Shares        Amount        Shares        Amount
                         ------        ------        ------        ------
FIRST EAGLE FUND OF AMERICA CLASS Y
Shares sold             8,475,632   $174,197,451    4,947,230   $ 104,678,808
Shares redeemed        (3,428,426)   (70,669,677)  (5,034,052)   (104,465,554)
Shares issued on
 reinvestment             434,059      9,228,099      117,052       2,257,931
                       ----------   ------------   ----------   -------------
Net Increase            5,481,265   $112,755,873       30,230   $   2,471,185
                       ----------   ------------   ----------   -------------
                       ----------   ------------   ----------   -------------

FIRST EAGLE FUND OF AMERICA CLASS C
Shares sold                97,439   $  1,979,645       35,838   $     768,617
Shares redeemed           (64,924)    (1,349,252)     (95,300)     (1,891,747)
Shares issued on
 reinvestment               6,575        135,368        1,921          36,181
                       ----------   ------------   ----------   -------------
Net Increase/
 (Decrease)                39,090   $    765,761      (57,541)  $  (1,086,949)
                       ----------   ------------   ----------   -------------
                       ----------   ------------   ----------   -------------

FIRST EAGLE FUND OF AMERICA CLASS A
Shares sold                49,945   $  1,055,128       13,819   $     296,080
Shares redeemed           (21,371)      (447,458)      (9,526)       (199,668)
Shares issued on
 reinvestment               1,171         24,713          260           4,985
                       ----------   ------------   ----------   -------------
Net Increase               29,745   $    632,383        4,553   $     101,397
                       ----------   ------------   ----------   -------------
                       ----------   ------------   ----------   -------------

Of the 24,725,528 shares of common stock outstanding for First Eagle Fund of America at October 31, 2002, ASB owned 35,531 shares and the ASB Profit Sharing Plan owned 531,825 shares. The trustees and officers of the Trust owned 1,105,002 shares of First Eagle Fund of America at October 31, 2002.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

FIRST EAGLE FUND OF AMERICA CLASS Y SHARES

                                                                     FOR THE YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------------------------
                                                2002             2001             2000             1999             1998
                                                ----             ----             ----             ----             ----
NET ASSET VALUE, BEGINNING OF YEAR             $20.87           $20.07           $20.46           $21.53           $20.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment (loss)/income                 (0.17)           (0.06)           (0.03)            0.07            (0.08)
   Net realized and unrealized (loss)/gain      (0.66)            1.01             1.18             2.45             3.62
                                               ------           ------           ------           ------           ------
Total from investment operations                (0.83)            0.95             1.15             2.52             3.54
                                               ------           ------           ------           ------           ------

LESS DISTRIBUTIONS FROM:
   Net realized gain                            (0.57)           (0.15)           (1.54)           (3.59)           (2.60)
                                               ------           ------           ------           ------           ------
Total distributions                             (0.57)           (0.15)           (1.54)           (3.59)           (2.60)
                                               ------           ------           ------           ------           ------
NET ASSET VALUE, END OF YEAR                   $19.47           $20.87           $20.07           $20.46           $21.53
                                               ------           ------           ------           ------           ------
                                               ------           ------           ------           ------           ------
Total Return*                                   (4.21)%            4.8 %            6.1 %           12.1 %           19.2 %
Net assets, end of year (millions)             $  473           $  393           $  377           $  536           $  392

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                      1.51 %            1.4 %            1.4 %            1.4 %            1.5 %
   Net investment (loss)/income                 (0.82)%           (0.3)%           (0.2)%            0.3 %           (0.4)%
Portfolio turnover rate                         51.25 %             83 %             55 %             89 %             83 %

 * Past performance is not predictive of future performance.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

FIRST EAGLE FUND OF AMERICA CLASS C SHARES

                                                                                   MARCH 2, 1998**
                                                FOR THE YEAR ENDED OCTOBER 31,         THROUGH
                                               ---------------------------------     OCTOBER 31,
                                                2002     2001     2000     1999          1998
                                                ----     ----     ----     ----          ----
NET ASSET VALUE, BEGINNING OF PERIOD           $20.24   $19.62   $20.18   $21.43        $21.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment (loss)/income                 (0.32)   (0.21)   (0.17)   (0.20)        (0.16)
   Net realized and unrealized (loss)/gain      (0.62)    0.98     1.15     2.54          0.52
                                               ------   ------   ------   ------        ------
Total from investment operations                (0.94)    0.77     0.98     2.34          0.36
                                               ------   ------   ------   ------        ------
LESS DISTRIBUTIONS FROM:
   Net realized gain                            (0.57)   (0.15)   (1.54)   (3.59)           --
                                               ------   ------   ------   ------        ------
Total distributions                             (0.57)   (0.15)   (1.54)   (3.59)           --
                                               ------   ------   ------   ------        ------
NET ASSET VALUE, END OF PERIOD                 $18.73   $20.24   $19.62   $20.18        $21.43
                                               ------   ------   ------   ------        ------
                                               ------   ------   ------   ------        ------
Total Return*                                   (4.90)%    4.0 %    5.2 %   11.2 %         1.7 %'D''D'
Net assets, end of period (millions)           $    6   $    6   $    7   $   20        $    1

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                      2.26 %    2.2 %    2.2 %    2.1 %         2.2 %'D'
   Net investment loss                          (1.57)%   (1.0)%   (0.9)%   (0.9)%        (1.1)%'D'
Portfolio turnover rate                         51.25 %     83 %     55 %     89 %          83 %

     * Past performance is not predictive of future performance.

    ** Commencement of investment operations

   'D' Annualized

'D''D' Total return not annualized

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

FIRST EAGLE FUND OF AMERICA CLASS A SHARES

                                 FOR THE YEAR ENDED OCTOBER 31,    NOVEMBER 20, 1998**
                                --------------------------------   THROUGH OCTOBER 31,
                                 2002         2001         2000           1999
                                 ----         ----         ----           ----
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $20.72       $19.98       $20.42         $20.33
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
   Net investment loss           (0.22)       (0.11)       (0.08)         (0.09)
   Net realized and unrealized
    (loss)/gain                  (0.64)        1.00         1.18           1.93
                                ------       ------       ------         ------
Total from investment
 operations                      (0.86)        0.89         1.10           1.84
                                ------       ------       ------         ------
LESS DISTRIBUTIONS FROM:
   Net realized gain             (0.57)       (0.15)       (1.54)         (1.75)
                                ------       ------       ------         ------
Total distributions              (0.57)       (0.15)       (1.54)         (1.75)
                                ------       ------       ------         ------
NET ASSET VALUE, END OF PERIOD  $19.29       $20.72       $19.98         $20.42
                                ------       ------       ------         ------
                                ------       ------       ------         ------
Total Return*                    (4.39)%        4.5 %        5.8 %          8.6 %'D''D'
Net assets, end of period
 (millions)                     $    2       $    1       $    1         $    2

RATIOS TO AVERAGE NET ASSETS:
   Expenses                       1.76 %        1.7 %        1.7 %          1.6 %'D'
   Net investment loss           (1.07)%       (0.5)%       (0.4)%         (0.4)%'D'
Portfolio turnover rate          51.25 %         83 %         55 %           89 %

    *  Past performance is not predictive of future performance.

   **  Commencement of investment operations

   'D' Annualized

'D''D' Total return not annualized

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
First Eagle Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Fund of America (the 'Fund') as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
New York, New York
December 20, 2002

                             ADDITIONAL INFORMATION
                                  (UNAUDITED)

    The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

    Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not 'interested persons' as that term is defined in the Investment Company Act. Additional information about the Trustees is available in the Trust's Statement of Additional Information, dated March 1, 2002, which is available from the Trust at no charge by calling (800) 451-3623.

                            INDEPENDENT TRUSTEES(1)

                                                                          NUMBER OF
                                     TERM OF                            PORTFOLIOS IN
                       POSITION(S)  OFFICE AND                            THE FUND            OTHER
                        HELD WITH   LENGTH OF         PRINCIPAL            COMPLEX        TRUSTEESHIPS/
    NAME, AGE AND          THE         TIME         OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS/
       ADDRESS           COMPANY    SERVED(2)   DURING PAST (5) YEARS      TRUSTEE       HELD BY TRUSTEE
       -------           -------    ---------   ---------------------      -------       ---------------
Candace K.  Beinecke,
55 ..................  Trustee      February    Chair, Hughes Hubbard        6         Director, ALSTOM;
One Battery Park                    1998 to     & Reed                                 Director, Jacob's
Plaza                               present                                            Pillow Dance
New York, NY 10004                                                                     Festival, Inc.;
                                                                                       Director, Merce
                                                                                       Cunningham Dance
                                                                                       Foundation, Inc.;
                                                                                       Director, First
                                                                                       Eagle SoGen Funds,
                                                                                       Inc.
                                                                                       (4 portfolios);
                                                                                       Director, First
                                                                                       Eagle SoGen
                                                                                       Variable Funds,
                                                                                       Inc. (1 portfolio)

Edwin J. Ehrlich, 71   Trustee      February    President,                   6         Director, First
2976 Lonni Lane                     1998 to     Ehrlich Capital                        Eagle SoGen Funds,
Merrick, New York                   present     Management                             Inc.
11566                                                                                  (4 portfolios);
                                                                                       Director, First
                                                                                       Eagle SoGen
                                                                                       Variable Funds,
                                                                                       Inc. (1 portfolio)

K. Georg Gabriel, 73   Trustee      February    Senior Advisor,              1         Director, The
Strategic Investment                1998 to     Strategic Investment                   Emerging Markets
Group                               present     Group                                  New Economy Fund
1001 Nineteenth
Street 16th Floor
Arlington, VA 22209

Robert J. Gellert, 71  Trustee      February    Manager and Director,        6         Director, First
122 East 42nd Street                1998 to     United Continental                     Eagle SoGen Funds,
New York, New York                  present     Corp.; General                         Inc.
10168                                           Partner, Windcrest                     (4 portfolios);
                                                Partners                               Director, First
                                                                                       Eagle SoGen
                                                                                       Variable Funds,
                                                                                       Inc. (1 portfolio)

                                                                          NUMBER OF
                                     TERM OF                            PORTFOLIOS IN
                       POSITION(S)  OFFICE AND                            THE FUND            OTHER
                        HELD WITH   LENGTH OF         PRINCIPAL            COMPLEX        TRUSTEESHIPS/
    NAME, AGE AND          THE         TIME         OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS/
       ADDRESS           COMPANY    SERVED(2)   DURING PAST (5) YEARS      TRUSTEE       HELD BY TRUSTEE
       -------           -------    ---------   ---------------------      -------       ---------------
William M. Kelly, 58   Trustee      February    Senior Associate,            6         Trustee, New York
500 Fifth Avenue                    1998 to     Lingold Associates                     Foundation;
50th Floor                          present                                            Treasurer and
New York, New York                                                                     Trustee, Black Rock
10110                                                                                  Forest Consortium;
                                                                                       Director, First
                                                                                       Eagle SoGen Funds,
                                                                                       Inc.
                                                                                       (4 portfolios);
                                                                                       Director, First
                                                                                       Eagle SoGen
                                                                                       Variable Funds,
                                                                                       Inc. (1 portfolio)

Paul J. Lawler,        Director     March 2002  Vice President --            6         Director and
53 ..................               to present  Investments and Chief                  Treasurer, Junior
One Michigan Avenue                             Investment Officer,                    Achievement of
East Battle Creek,                              W.K. Kellogg                           South Central
Michigan 49017                                  Foundation; prior to                   Michigan; Finance
                                                June 1997, Vice                        Committee Member,
                                                President for Finance,                 Battle Creek
                                                Renssalaer Polytechnic                 Community
                                                Institute                              Foundation;
                                                                                       Director, First
                                                                                       Eagle SoGen Funds,
                                                                                       Inc. (4
                                                                                       portfolios);
                                                                                       Director First
                                                                                       Eagle SoGen
                                                                                       Variable Funds Inc.
                                                                                       (1 portfolio)

---------

(1) Trustees who are not 'interested persons' of the Company as defined in the Investment Company Act.

(2) The term of office of each Trustee is indefinite. Each Trustee (other than Mr. Lawler) has served as such since the organization of the Trust in February 1998. Certain of the Trustees also served in a similar capacity with respect to one or both of the Trust's predecessor companies.

                             INTERESTED TRUSTEES(1)

                                     TERM OF                            NUMBER OF
                                     OFFICE                           PORTFOLIOS IN
                       POSITION(S)     AND                              THE FUND            OTHER
                        HELD WITH    LENGTH          PRINCIPAL           COMPLEX        TRUSTEESHIPS/
    NAME, AGE AND          THE       OF TIME       OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
       ADDRESS           COMPANY    SERVED(2)  DURING PAST (5) YEARS     TRUSTEE       HELD BY TRUSTEE
       -------           -------    ---------  ---------------------     -------       ---------------
John P. Arnhold, 48 .  Co-          February   Co-President and            6         Co-President and
1345 Avenue of the     President;   1998 to    Director, Arnhold and                 Director, First
Americas               Trustee      present    S. Bleichroeder                       Eagle SoGen Funds,
New York, New York                             Holdings, Inc.; Co-                   Inc.
10105                                          President and                         (4 portfolios);
                                               Director, Arnhold and                 Co-President and
                                               S. Bleichroeder,                      Director, First
                                               Inc.; Co-President                    Eagle SoGen
                                               and Director, Arnhold                 Variable Funds,
                                               and S. Bleichroeder                   Inc. (1 portfolio)
                                               Advisers, Inc.;
                                               President and
                                               Director, Arnhold and
                                               S. Bleichroeder UK
                                               Ltd.; Co-President
                                               and Director, ASB
                                               Securities, Inc.

James E. Jordan, 56    Trustee      November   Managing Director,          6         Director, Leucadia
767 Fifth Avenue                    1999 to    Arnhold and                           National
New York, New York                  present    S. Bleichroeder                       Corporation,
10153                                          Advisers, Inc. since                  Director, Empire
                                               July 2002; from 1997                  Insurance Company;
                                               to 2002, Private                      Director, J.Z.
                                               Investor; Consultant                  Equity Partners plc
                                               to The Jordan Company                 (a British
                                               (private investment                   investment trust
                                               banking company);                     company); Director,
                                               until June 1997,                      School of
                                               President and Chief                   International and
                                               Investment Officer of                 Public Affairs of
                                               The William Penn                      Columbia
                                               Company                               University; Vice
                                               (a registered                         Chairman, New York
                                               investment adviser)                   State Board of The
                                                                                     Nature Conservancy;
                                                                                     Director, First
                                                                                     Eagle SoGen Funds,
                                                                                     Inc.
                                                                                     (4 portfolios);
                                                                                     Director, First
                                                                                     Eagle SoGen
                                                                                     Variable Funds,
                                                                                     Inc. (1 portfolio)

Michael M. Kellen, 57  Trustee      February   Director and Senior         1
1345 Avenue of the                  1998 to    Vice President,
Americas                            present    Arnhold and
New York, New York                             S. Bleichroeder
10105                                          Holdings, Inc.;
                                               Director and Senior
                                               Vice President,
                                               Arnhold and
                                               S. Bleichroeder, Inc.

                                     TERM OF                            NUMBER OF
                                     OFFICE                           PORTFOLIOS IN
                       POSITION(S)     AND                              THE FUND            OTHER
                        HELD WITH    LENGTH          PRINCIPAL           COMPLEX        TRUSTEESHIPS/
    NAME, AGE AND          THE       OF TIME       OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
       ADDRESS           COMPANY    SERVED(2)  DURING PAST (5) YEARS     TRUSTEE       HELD BY TRUSTEE
       -------           -------    ---------  ---------------------     -------       ---------------
Stanford S.
 Warshawsky, 64 .....  Chairman of  February   Co-President,               6         Director, German-
1345 Avenue of the     the Board;   1998 to    Secretary, and                        American Chamber of
Americas               Trustee      present    Director, Arnhold and                 Commerce; Chairman
New York, New York                             S. Bleichroeder                       and Director, First
10105                                          Holdings, Inc.;                       Eagle SoGen Funds,
                                               Co-President,                         Inc.
                                               Secretary and                         (4 portfolios);
                                               Director, Arnhold and                 Chairman and
                                               S. Bleichroeder,                      Director, First
                                               Inc.; Co-President                    Eagle SoGen
                                               and Director, Arnhold                 Variable Funds,
                                               and S. Bleichroeder                   Inc. (1 portfolio)
                                               Advisers, Inc.;
                                               Chairman and
                                               Director, Arnhold and
                                               S. Bleichroeder UK
                                               Ltd.; Co-President
                                               and Director, ASB
                                               Securities, Inc.

---------

(1) Trustees who are 'interested persons' of the Trust as defined in the Investment Company Act. Each of Messrs. Arnhold, Jordan and Warshawsky is an interested person of the Trust by virtue of being an officer or an officer and a director of the Adviser. Mr. Kellen is an interested person of the Trust by virtue of being an officer and a director of the Distributor.

(2) The term of office of each Trustee is indefinite. Each Trustee (other than Mr. Jordan) has served as such since the organization of the Trust in February 1998. Certain of the Trustees also served in a similar capacity with respect to one or both of the Trust's predecessor companies.

                                    OFFICERS

                                  POSITION(S)    TERM OF OFFICE
                                   HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS         THE COMPANY    TIME SERVED (1)    DURING PAST FIVE (5) YEARS
    ---------------------         -----------    ---------------    --------------------------
John P. Arnhold, 48 ..........  Co-President;    February 1998    See table above related to
1345 Avenue of the Americas     Trustee          to present       Interested Trustees
New York, New York 10105

Harold J. Levy 48 ............  Co-President     February 1998    Portfolio Manager, Arnhold and
1345 Avenue of the Americas     (portfolio       to present       S. Bleichroeder Advisers,
New York, New York 10105        manager)         (with portfolio  Inc.; Principal, Iridian Asset
                                                 management       Management LLC; prior to 1996,
                                                 responsibility   Senior Vice President, Arnhold
                                                 for First Eagle  and S. Bleichroeder Holdings,
                                                 Fund of America  Inc.
                                                 since April
                                                 1987)

David L. Cohen, 46 ...........  Senior Vice      February 1998    Portfolio Manager, Arnhold and
1345 Avenue of the Americas     President        to present       S. Bleichroeder Advisers,
New York, New York 10105        (portfolio       (with portfolio  Inc.; Principal, Iridian Asset
                                manager)         management       Management LLC; Senior Vice
                                                 responsibility   President from 1993 through
                                                 for First Eagle  1996 and previously Vice
                                                 Fund of America  President, Arnhold and
                                                 since 1989)      S. Bleichroeder Holdings, Inc.

Robert Bruno, 38 .............  Vice President,  February 1998    Senior Vice President, Arnhold
1345 Avenue of the Americas     Secretary and    to present       and S. Bleichroeder Holdings,
New York, New York 10105        Treasurer                         Inc.; Vice President, Arnhold
                                                                  and S. Bleichroeder Advisers,
                                                                  Inc.; Vice President,
                                                                  Secretary and Treasurer, First
                                                                  Eagle SoGen Funds, Inc. and
                                                                  First Eagle SoGen Variable
                                                                  Funds, Inc.; prior to 1997,
                                                                  President and Chief Operating
                                                                  Officer, Coelho Associates
                                                                  LLC; Senior Vice President and
                                                                  Chief Admin. Officer,
                                                                  Schroeder Wertheim Investment
                                                                  Services, Inc.

Andrew DeCurtis, 34 ..........  Vice President   November 2000    Vice President, Arnhold and
1345 Avenue of the Americas                      to present       S. Bleichroeder Holdings,
New York, New York 10105                                          Inc.; Vice President, First
                                                                  Eagle SoGen Funds, Inc. and
                                                                  First Eagle SoGen Variable
                                                                  Funds, Inc.; Assistant Vice
                                                                  President, Oppenheimer Capital
                                                                  prior to 1997

Edwin S. Olsen, 62 ...........  Vice President   November 2000    Vice President, Arnhold and
1345 Avenue of the Americas                      to present       S. Bleichroeder Holdings,
New York, New York 10105                                          Inc.; Vice President, First
                                                                  Eagle SoGen Funds, Inc. and
                                                                  First Eagle SoGen Variable
                                                                  Funds, Inc.; Vice President,
                                                                  SG Cowen Securities Corp.
                                                                  prior to 1999

Stefanie Spritzler, 29 .......  Assistant        May 2000         Assistant Vice President,
1345 Avenue of the Americas     Treasurer        to present       Arnhold and S. Bleichroeder
New York, New York 10105                                          Holdings, Inc.; Assistant
                                                                  Treasurer, First Eagle SoGen
                                                                  Funds, Inc. and First Eagle
                                                                  SoGen Variable Funds, Inc.;
                                                                  prior to May, 1998, Senior
                                                                  Accountant, The Bank of New
                                                                  York; prior to September 1997,
                                                                  Senior Accountant, Prudential
                                                                  Insurance Company of America

                                  POSITION(S)    TERM OF OFFICE
                                   HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS         THE COMPANY    TIME SERVED (1)    DURING PAST FIVE (5) YEARS
    ---------------------         -----------    ---------------    --------------------------
Winnie Chin, 28 ..............  Assistant        March 2001 to    Assistant Treasurer, First
1345 Avenue of the Americas     Treasurer        present          Eagle SoGen Funds, Inc., First
New York, New York 10105                                          Eagle SoGen Variable Funds,
                                                                  Inc.; prior to 1997, Senior
                                                                  Accountant, Salomon Smith
                                                                  Barney Inc.

Suzan J. Afifi, 50 ...........  Assistant        February 1998    Vice President, Arnhold and
1345 Avenue of the Americas     Secretary        to present       S. Bleichroeder Holdings,
New York, New York 10105                                          Inc.; Assistant Secretary,
                                                                  First Eagle SoGen Funds, Inc.
                                                                  and First Eagle SoGen Variable
                                                                  Funds, Inc.; prior to 1997,
                                                                  Managing Director,
                                                                  EffectInvest Bank, Vienna,
                                                                  Austria

---------

(1) The term of office of each officer is indefinite. Certain of the officers also served in a similar capacity with respect to one or both of the Trust's predecessor companies.

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


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


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


FIRST EAGLE FUNDS
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105-4300
TOLL FREE (800) 451-3623
TRANSFER AGENT FAX: (816) 843-4039
WEBSITE: WWW.FIRSTEAGLEFUNDS.COM

TRUSTEES
JOHN P. ARNHOLD
CANDACE K. BEINECKE
EDWIN J. EHRLICH
K. GEORG GABRIEL
ROBERT J. GELLERT
JAMES E. JORDAN
MICHAEL M. KELLEN, Vice Chairman of the Board
WILLIAM M. KELLY
PAUL J. LAWLER
STANFORD S. WARSHAWSKY, Chairman of the Board

OFFICERS
JOHN P. ARNHOLD, Co-President
HAROLD J. LEVY, Co-President
DAVID L. COHEN, Senior Vice President
ROBERT BRUNO, Vice President, Secretary and Treasurer
EDWIN OLSEN, Vice President
ANDREW DeCURTIS, Vice President
STEFANIE SPRITZLER, Asst. Treasurer
WINNIE CHIN, Asst. Treasurer
SUZAN J. AFIFI, Asst. Secretary

INVESTMENT ADVISER           TRANSFER AGENT
ARNHOLD AND S. BLEICHROEDER  DST SYSTEMS, INC.
ADVISERS, INC.               330 West 9th Street
1345 Avenue of the Americas  Kansas City, MO 64105
New York, NY 10105

LEGAL COUNSEL                UNDERWRITER
SHEARMAN & STERLING          First Eagle Funds Distributors,
599 Lexington Avenue         a division of ASB Securities, Inc.
New York, NY 10022           1345 Avenue of the Americas
                             New York, NY 10105

CUSTODIAN                    INDEPENDENT AUDITORS
THE BANK OF NEW YORK         KPMG LLP
One Wall Street              757 Third Avenue
New York, NY 10286           New York, NY 10017

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.



                       STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'

The double dagger symbol shall be expressed as..............................'DD'